UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): April 30, 2007

FASTENTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 333-108365

Delaware	52-2225101
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8500 Normandale Lake Boulevard

Suite 1230

Minneapolis, MN 55437

(Address of Principal Executive Offices, Including Zip Code)

(952) 921-2090

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 30, 2007, FastenTech, Inc. (the “Company”), in connection with its previously announced tender offer and consent solicitation with respect to its outstanding 11-1/2% Senior Subordinated Notes due 2011 (the “Notes”), entered into a supplemental indenture, dated as of April 30, 2007, by and among the Company, the subsidiary guarantors party thereto, and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”) (the “Supplemental Indenture”), supplementing that certain indenture dated as of May 1, 2003 with respect to the Notes (the “Indenture”).

The Supplemental Indenture effects certain amendments to the Indenture proposed in connection with the tender offer and consent solicitation, which amendments will eliminate substantially all of the restrictive covenants, as more fully described in the Company’s Offer to Purchase and Consent Solicitation Statement dated March 22, 2007 (the “Statement”). The Supplemental Indenture and the amendments therein will not become operative unless and until the Notes issued under the Indenture are accepted for purchase by the Company pursuant to the terms of the tender offer and consent solicitation as set forth in the Statement. Consummation of the tender offer and consent solicitation and payment of the related consideration are subject to the satisfaction or waiver of various conditions, including the consummation of the previously announced merger of FasTech, Inc., the sole shareholder of the Company (“FasTech”) with and into Dundee Merger Co, Inc. (“MergerCo”) and the transactions contemplated by the Agreement and Plan of Merger dated as of February 23, 2007, by and among FasTech, MergerCo, Dundee Holding, Inc., Doncasters Group Ltd, as guarantor, and Charles E. Corpening II, as stockholder representative (the “Merger Agreement”), which are subject to the satisfaction or waiver of all the conditions precedent thereto contained in the Merger Agreement.

A copy of the Supplemental Indenture, attached hereto as Exhibit 4.1, is incorporated herein by reference.

The Company issued a press release on May 1, 2007, announcing the foregoing. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

4.1	Supplemental Indenture, dated as of April 30, 2007, by and among FastenTech, Inc., the subsidiary guarantors party thereto, and The Bank of New York Trust Company, N.A., as trustee

99.1	FastenTech, Inc. Press Release dated May 1, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTENTECH, INC.

Date: May 1, 2007	By:	/s/ Michael R. Elia
Michael R. Elia
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No	Description

4.1	Supplemental Indenture, dated as of April 30, 2007, by and among FastenTech, Inc., the subsidiary guarantors party thereto, and The Bank of New York Trust Company, N.A., as trustee

99.1	FastenTech, Inc. Press Release dated May 1, 2007